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                                                                   EXHIBIT 10.6

                                SECOND AMENDMENT

                                      TO

                              EMPLOYMENT AGREEMENT

        The Employment Agreement dated and effective March 30, 1995, between JDA SOFTWARE, INC., an Arizona corporation ("JDA") and JAMES L. SMITH ("Employee"), is hereby amended as follows:

        1. Paragraph b. of Section 3., COMPENSATION, is amended in its entirety to read as follows:

                "b. Bonus Compensation. In addition to Employee's Base Salary, JDA may pay to Employee such bonus(es) as the Compensa-tion Committee of JDA, in its sole and absolute discretion, may from time to time deem appropriate. Any bonus(es) shall be in such amounts and payable at such time as the Compensation Committee, in its sole and absolute discretion, may determine."

        2. In all other respects the Employment Agreement, as amended by the First Amendment, shall remain in full force and effect and is hereby ratified and confirmed, as amended herein.

        DATED: April 23, 1996.

JDA SOFTWARE GROUP, INC., a             JDA SOFTWARE, INC., an Arizona
Delaware corporation                    corporation


By /s/ Frederick M. Pakis               By /s/ Frederick M. Pakis
  -------------------------------         -------------------------------
  Frederick M. Pakis, President           Frederick M. Pakis, President



                                        /s/ James L. Smith
                                        ----------------------------------
                                        JAMES L. SMITH, Employee